UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 10, 2026

ONCOTELIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A	OTLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities.

See Item 5.02, below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2026, the board of directors (the “Board”) of Oncotelic Therapeutics, Inc. (the “Company”) approved the granting of certain restricted stock units (“RSUs”) to the Company’s directors and officers and to certain employees and advisors, that are employed by the Company or affiliates of the Company, pursuant to the terms of Restricted Stock Unit Award Agreements (the “RSU Agreements”). In the aggregate 17,796 RSUs were awarded, including the RSUs issued to the Company’s directors and officers.

Each RSU represents the contingent right to receive one (1) share of the Company’s Series A Convertible Preferred Stock, par value $0.01 (“Preferred Stock”), subject to performance and time-based vesting. Each share of Preferred Stock is convertible, by its terms, into 1,000 shares of the Common Stock.

The RSUs will vest if the Company’s common stock, par value $0.01 per share (“Common Stock”) is uplisted onto a national stock exchange on or before June 30, 2027, or such period as extended by the Board, subject to the recipient’s continuing to remain in service with the Company or its affiliated entity for a period six months after such uplisting. Each RSU will be settled by delivery of Preferred Stock immediately upon vesting. If the uplisting does occur not by June 30, 2027, or such period as extended by the Board, or, the recipient’s continuous service terminates before six months following the uplisting, then the RSUs would expire and automatically be forfeited.

The names of the directors and officers who have received RSU awards, their titles, and the number of RSUs granted are reflected in the table below:

Name of the person	Director or Officer	Number of RSUs granted
Vuong Trieu, Ph.D.	Director, Chairman of the Board and Chief Executive Officer	2,000
Anthony E. Maida III, Ph.D., M.A., M.B.A.	Director and Chief Medical Officer – Translation Medicine	1,500
Steven W. King	Director	250
Seymour Fein, M.D.	Chief Medical Officer and Chief Regulatory Officer	250
Saran Saund	Chief Business Officer	1,500
Amit Shah	Chief Financial Officer	1,500

The RSUs have been granted at no cost to all the recipients and are subject to the terms and conditions of the RSU Agreement between the Company and the recipient.

The issuance of the RSUs is exempt from the registration requirements of the Securities Act of 1933, as amended (“Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act.

The foregoing descriptions of the RSU Agreement is qualified in their entirety by reference to the full text of the form of such agreements, a copies of which is attached as Exhibit 10.1, and which is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference

10.1	Form of Restricted Stock Unit Grant Agreement	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncotelic Therapeutics, Inc.

Date: July 14, 2026		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer

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